UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
(Amendment No. 1)
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2017
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This form 8-K/A (Amendment No. 1) is filed by Open Text Corporation (OpenText or the Company) as an amendment to a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (SEC) on January 23, 2017 relating to the Company's acquisition (the Acquisition) of certain assets and the assumption of certain liabilities of the enterprise content division (the ECD Business) of EMC Corporation, a Massachusetts corporation, EMC International Company, a company organized under the laws of Ireland, and EMC (Benelux) B.V., a besloten vennootschap organized under the laws of Netherlands (collectively referred to as "Dell EMC"). This Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Item 9.01 Financial Statements and Exhibits
(a)    Audited Consolidated Financial Statements of the ECD Business
The following audited financial statements of the ECD Business are included as Exhibit 99.1 to this Current Report on Form 8-K/A:
•Report of Independent Auditors, PricewaterhouseCoopers LLP
•Consolidated Balance Sheets as of December 31, 2016 and 2015
•Consolidated Statements of Operations for the years ended December 31, 2016 and 2015
•Consolidated Statements of Cash Flows for the years ended December 31, 2016 and 2015
•Consolidated Statements of Changes in Net Investment of Parent for the years ended December 31, 2016 and 2015
•Notes to the Audited Consolidated Financial Statements
(b)     Unaudited Consolidated Financial Statements of the ECD Business
The following unaudited financial statements of the ECD Business are filed as exhibit 99.2 to the Company's Current Report on Form 8-K, as filed with the SEC and the applicable Canadian securities regulatory authorities on December 12, 2016 and incorporated herein by reference:
•Consolidated Balance Sheets as of September 30, 2016 and December 31, 2015
•Consolidated Statements of Operations for the nine months ended September 30, 2016 and 2015
•Consolidated Statements of Cash Flows for the nine months ended September 30, 2016 and 2015
•Notes to the Unaudited Consolidated Financial Statements
(c)     Unaudited Pro Forma Condensed Consolidated Financial Statements
The Unaudited Pro Forma Condensed Consolidated Financial Statements of OpenText, giving effect to the Acquisition and the financing transactions described therein as if they occurred on September 30, 2016 for the Unaudited Pro Forma Condensed Consolidated Balance Sheet, and on July 1, 2015 for the Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended June 30, 2016 and for the three months ended September 30, 2016, are included as Exhibit 99.3 to this Current Report on Form 8-K/A:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016
•Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended September 30, 2016
•Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended June 30, 2016
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of Independent Accountants, PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements of the ECD Business, as of and for the years ended December 31, 2016 and 2015 and the notes related thereto
99.2
Unaudited consolidated financial statements of the ECD Business as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 and the notes related thereto (1)

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of OpenText

(1) Filed as an Exhibit to the Company's Current Report on Form 8-K, as filed with the SEC and the applicable Canadian securities regulatory authorities on December 12, 2016 and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

March 31, 2017	By:	/s/ John M. Doolittle
John M. Doolittle Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Accountants, PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements of the ECD Business, as of and for the years ended December 31, 2016 and 2015 and the notes related thereto
99.2
Unaudited consolidated financial statements of the ECD Business as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 and the notes related thereto (1)

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of OpenText

(1) Filed as an Exhibit to the Company's Current Report on Form 8-K, as filed with the SEC and the applicable Canadian securities regulatory authorities on December 12, 2016 and incorporated herein by reference.